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                                                                      EXHIBIT 10
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                       [LETTERHEAD OF SAMUEL KORNHAUSER]

                               December 7, 1995


The Navellier Performance Funds
920 Incline Way, Bldg. One
Incline Village, NV  89450



Gentlemen:

     I have acted as counsel to The Navellier Performance Funds (the "Fund") in connection with the preparation of a Registration Statement on Form N-1A for filing with the Securities and Exchange Commission, covering shares of common stock at no par value, of the Fund.

     I have prepared and examined the Declaration of Trust and By-Laws of the Fund, the Registration Statement, and such other corporate records and documents as I have deemed necessary for the purpose of this opinion. I also have examined such other documents, papers, statues, and authorities as I deemed necessary to form a basis for the opinion hereinafter expressed. In my examination of such material, I have assumed the genuineness of all signatures and the conformity to original documents of all copies submitted to me. As to various questions of fact material to such opinion, I have relied upon statements and certificates of officers and representatives of the Fund and others.

     I am admitted only to the bar of the States of California and Ohio. As to various questions arising under the laws of the State of Delaware, I have relied on statues and various other registered Delaware business trust documents.

     Based upon the foregoing, I am of the opinion that the shares of common stock, no par value, of the Fund to be issued in accordance with the terms of the offering as set forth in the Prospectus included as part of the Registration Statement, have been duly and validly authorized for issuance by the Board of Trustees of the Fund and, when issued and sold as described in the Registration Statement, will be legally issued, fully paid, and non-assessable.

     I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference of my name in
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the Prospectus included in the Registration Statement and to the filing of this opinion as an exhibit to any application made by or on behalf of the Fund or any Distributor or dealer in connection with the registration and qualification of the fund or its common stock under the securities laws of any state or jurisdiction. In giving such permission, I do not admit hereby that I come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the rules and regulations of the Securities and Exchange Commission thereunder.


                    Very truly yours,


                    LAW OFFICES OF SAMUEL KORNHAUSER



                    By: /s/ Samuel Kornhauser
                        -----------------------------
                        Samuel Kornhauser


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